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                                                                   Exhibit 10.16

                                PROMISSORY NOTE

Within 12 months after the date of this note, FAI Home Security Holdings Pty Limited (ACN 003 125 264) of Level 12, 185 Macquarie Street, Sydney, promises to pay FAI Home Securities Holdings New Zealand Limited (AK587559) or order the sum of A$283,554.75.

Dated the 30 day of June 1997.



Signed for FAI Home Security Holdings Pty     )
Limited by an authorised officer              )



/s/ DAVID APPLEBY
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Signature of Officer


DAVID APPLEBY
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Name of Officer (print)